UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 7, 2008

Date of Report (Date of Earliest Event Reported)

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-31255	59-2857021
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive Bonita Springs, Florida 34134
(Address of Principal Executive Office)

(239) 947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION; AND

ITEM 7.01 REGULATION FD DISCLOSURE

On May 7, 2008, WCI Communities, Inc. issued a press release announcing its earnings for the three months ended March 31, 2008 (the “Press Release”). A copy of this Press Release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit Number	Title
99.1	Press Release of WCI Communities, Inc., dated May 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

Date: May 7, 2008	/S/ ERNEST J. SCHEIDEMANN
	Name:	Ernest J. Scheidemann
	Title:	Vice President, Treasurer and
Interim Chief Financial Officer

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